PROFUNDS VP

Supplement dated September 11, 2006

to the ProFunds VP Prospectus dated May 1, 2006 (“Prospectus”)

This supplement to the Prospectus should be read in conjunction with the Prospectus and the separate account’s prospectus describing the variable insurance contract in which you invest.

Defined terms used in this Supplement, but not defined herein, are used as they are defined in the Prospectus.

The following information supplements and amends the Prospectus, as follows:

The one year and since inception average annual total returns for the Dow Jones U.S. Banks Index set forth on the page entitled “ProFunds VP Banks” of the Prospectus are revised as follows:

Average Annual Total Returns

As of December 31, 2005	One Year	Since Inception
Dow Jones U.S. Banks Index (1)	2.18%	8.93%

Please keep this information with your prospectus for future reference.

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